UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2024

SPHERE ENTERTAINMENT CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (725) 258-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	SPHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

MSGN Holdings, L.P. (the “Borrower”), an indirect wholly owned subsidiary of Sphere Entertainment Co. (the “Company”) continues to pursue a refinancing of its Term Loan through a work-out with its existing syndicate of lenders. As part of this ongoing process, on October 11, 2024, the Borrower entered into a Forbearance Agreement (the “Forbearance Agreement”) by and among the Borrower, the guarantors identified therein (collectively, the “Guarantors”), JPMorgan Chase Bank, N.A., as administrative agent, and certain lenders (the “Supporting Lenders”) under the Amended and Restated Credit Agreement, dated as of October 11, 2019, by and among the Borrower, the Guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto (as amended, the “Credit Agreement”).

Subject to the terms of the Forbearance Agreement, the Supporting Lenders have agreed to forbear, during the Forbearance Period (as defined below), from exercising certain of their available remedies under the Credit Agreement with respect to or arising out of the Borrower’s failure to make payment on the outstanding principal amount of the Term Loan on the Maturity Date (each as defined in the Credit Agreement) of October 11, 2024 (the “Specified Default”).

The forbearance period (the “Forbearance Period”) under the Forbearance Agreement will expire on the earlier to occur of (a) November 8, 2024, or such later date agreed to by the Borrower and the Supporting Lenders that hold a majority in principal amount of Term Loans held by all Supporting Lenders (the “Required Supporting Lenders”) and (b) the date on which any Termination Event (as defined in the Forbearance Agreement) occurs.

The foregoing description of the Forbearance Agreement does not purport to be complete and is subject to, and qualified, in its entirety by, the full text of the Forbearance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Forbearance Agreement, dated as of October 11, 2024, by and among MSGN Holdings, L.P., certain subsidiaries of MSGN Holdings, L.P. identified therein, MSGN Eden, LLC, Regional MSGN Holdings LLC and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERE ENTERTAINMENT CO.
(Registrant)

By:	/s/ Mark C. Cresitello
Name:	Mark C. Cresitello
Title:	Secretary

Dated: October 11, 2024